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                                                                   EXHIBIT 10.11

                    INDIANA RETURNED FACILITY NOTE GUARANTEE

         This INDIANA RETURNED FACILITY NOTE GUARANTEE ("Guarantee") is given as of this 31st day of January, 1999, by RAINTREE HEALTHCARE CORPORATION, a Delaware corporation, and BRITWILL HEALTHCARE COMPANY, a Delaware corporation (each a "Guarantor" and collectively, "Guarantors"), in favor of OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega"), with reference to the following facts:

                                 R E C I T A L S

         This is the Indiana Returned Facility Note Guarantee which is given in accordance with, and on the terms and conditions set forth in, the Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re: BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)("Plan").

         WHEREFORE, the parties hereby agree as follows:

         1. Guarantors hereby jointly and severally, unconditionally and irrevocably guarantee to Omega the payment when due of all sums payable by BritWill Indiana Partnership, an Arizona General Partnership ("Debtor"), to Omega under the Indiana Returned Facility Note dated as of the date hereof and executed by Debtor and the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by Debtor under the Indiana Returned Facility Note and any and all amendments, modifications, extensions and renewals thereof ("Obligations"). In the event of the failure of Debtor to pay such sums, or to render any other performance required of Debtor under any of the Obligations as and when required, Guarantors shall forthwith pay such sums and perform such Obligations and pay all damages that may result from the non-performance thereof to the full extent provided under the Indiana Returned Facility Note.

         2. The Obligations of Guarantors under this Guarantee shall survive and continue in full force and effect not withstanding; (a) any amendment, modification, or extension of the Indiana Returned Facility Note; (b) the release or discharge of Debtor in any receivership, bankruptcy or other proceeding ("Proceeding"); (c) the impairment, limitation, or modification of the liability of Debtor or of any remedy for the enforcement of Debtor's liability under the Indiana Returned Facility Note resulting from any such Proceeding or the operation of any present or future provision of federal, state or foreign law; or (d) the rejection or disaffirmation of the Indiana Returned Facility Note in any Proceeding.

         3. The liability of Guarantors shall be primary, direct and immediate, and Omega may proceed against Guarantors (i) prior to or in lieu of proceeding against Debtor, and (ii) prior to or in lieu of pursuing any other rights or remedies available to Omega. All
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rights and remedies afforded to Omega by reason of this Guarantee or by law are separate, independent and cumulative, and the exercise of any one or more of such rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other such rights or remedies.

         In the event of any Event of Default under the Indiana Returned Facility Note, a separate action or actions may be brought and prosecuted against Guarantors whether or not Debtor is joined therein or a separate action or actions are brought against Debtor. Omega may maintain successive actions for other defaults. Omega's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations the payment and performance of which are hereby guaranteed have been paid and fully performed.

         4. In such manner, upon such terms and at such times as Omega in its sole discretion deems necessary or expedient, and without notice to Guarantors, Omega may, subject to the terms and conditions of the Indiana Returned Facility Note, amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any Obligations hereby guaranteed, extend, amend or terminate the Indiana Returned Facility Note, release Debtor or consent to any assignment (or otherwise) as to all or any portion of the Obligations hereby guaranteed. No exercise or non-exercise by Omega of any right hereby given Omega, no dealing by Omega with Guarantors or either Guarantor, Debtor or any other person, and no change, impairment, release or suspension of any right or remedy of Omega against any person including Debtor and any other guarantor shall in any way affect any of the Obligations of Guarantors hereunder or give Guarantors any recourse or offset against Omega.

         5. Guarantors hereby waive and relinquish all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agree not to assert or take advantage of any such rights or remedies including but not limited to (a) any right to require Omega to proceed against Debtor or any other person or to proceed against or exhaust any security held by Omega at any time or to pursue any other remedy in Omega's power before proceeding against Guarantors; (b) any defense that may arise by reason of the incapacity or lack of authority of any other person or persons; (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Debtor, Omega, any creditor of Debtor or either Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any Obligation or evidence of indebtedness held by Omega or in connection with any Obligation hereby guaranteed; (d) any defense based upon an election of remedies by Omega which destroys or otherwise impairs the subrogation rights of Guarantors or the right of Guarantors to proceed against Debtor for reimbursement, or both; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any duty on the part of Omega to

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disclose to Guarantors any facts Omega may now or hereafter know about Debtor, regardless of whether Omega has reason to believe that any such facts materially increase the risk beyond that which Guarantors intend to assume or has reason to believe that such facts are unknown to Guarantors or has a reasonable opportunity to communicate such facts to Guarantors, it being understood and agreed that Guarantors are fully responsible for being and keeping informed of the financial condition of Debtor and of all circumstances bearing on the risk of non-payment or non-performance of any Obligations or indebtedness hereby guaranteed; (g) any defense arising because of Omega's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of
Section 1111(b)(2) of the federal Bankruptcy Code; and (h) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code.

         6. Guarantors warrant that: Guarantors have adequate means of obtaining from Debtor on a continuing basis financial and other information pertaining to Debtor's financial condition. Guarantors agree to keep adequately informed by such means of any facts, events or circumstances which might in any way affect Guarantors' risks hereunder, and Guarantors further agree that Omega shall have no obligation to disclose to Guarantors information or material acquired in the course of Omega's relationship with Debtor.

         7. All existing and future obligations or indebtedness of Debtor to Guarantors is hereby subordinated to all indebtedness and other obligations hereby guaranteed and in the event of a default under the Indiana Returned Facility Note, such subordinated indebtedness shall not be paid in whole or in part nor will Guarantors accept any payment of or on account of any such indebtedness without the prior written consent of Omega and at Omega's request, Guarantors shall cause Debtor to pay to Omega all or any part of such subordinated indebtedness not yet paid to Omega as of the date of default. Any such payment by Debtor in violation of this Guarantee shall be received by Guarantors in trust for Omega, and Guarantors shall cause the same to be paid to Omega immediately on account of the indebtedness of Debtor to Omega. No such payment shall reduce or affect in any manner the liability of Guarantors under this Guarantee.

         8. Guarantors waive any right to require Omega to: (a) proceed against any person, including Debtor; (b) proceed against or exhaust any collateral received from Guarantors, Debtor or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security received from Debtor; (d) pursue any other remedy in Omega's power; or
(e) make any presentments, demands for performance, or give any notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligations or evidences of indebtedness held by Omega as security.

                  Guarantors waive any defense arising by reason of: (a) any disability or other defense of Debtor or any other person; (b) the cessation from any cause whatsoever, other than performance in full, of all the agreements, conditions or covenants of Debtor under the Indiana Returned Facility Note; (c) any act or omission by Omega which directly

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or indirectly results in or aids the discharge of Debtor of its Obligations under the Indiana Returned Facility Note by operation of law or otherwise; or
(d) any modification of the Indiana Returned Facility Note, in any form whatsoever.

         9. With or without notice to Guarantors, Omega, in Omega's sole discretion and at any time and from time to time and in such manner and upon such terms as Omega deems appropriate, may (a) apply any or all payments or recoveries from Debtor or from any guarantor under any other instrument or realized from any security, in such manner and order of priority as Omega may determine, to any indebtedness or other Obligations of Debtor with respect to the Indiana Returned Facility Note, whether or not such indebtedness or other Obligations are guaranteed hereby or are otherwise secured or are due at the time of such application, and (b) refund to Debtor any payment received by Omega under the Indiana Returned Facility Note.

         10. (a) As used herein, the term Guarantee Default shall mean one or more of the following events:

                  (i) the failure of the Guarantors to pay the amounts required to be paid hereunder at the times specified herein;

                  (ii) the failure of the Guarantors to observe and perform any other covenant, condition or agreement herein on their part to be observed or performed for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to Guarantors by Omega, unless Omega shall agree in writing to an extension of such time prior to its expiration.

                  (b) Upon the occurrence of a Guarantee Default, Omega shall have the right to bring such actions at law or in equity, including an action seeking such injunctive relief as it deems appropriate to compel Guarantors' performance, and including other remedies to recover its attorney's fees in any proceeding, including any appeal therefrom and any post-judgment proceedings.

         11. (a) No term, condition or provision of this Guarantee may be waived except by an express written instrument to such effect signed by Omega. No such waiver of any term, condition or provision of this Guarantee shall be deemed a waiver of any other term, condition or provision, irrespective of similarity, or shall constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

                  (b) In the event any one or more of the terms, conditions or provisions herein should be held to be invalid, illegal or unenforceable in any respect in a final award or judgment rendered by any court of competent jurisdiction, the validity, legality and enforceability of the remaining terms, conditions and provisions contained herein shall not in any way be affected or impaired thereby, and this Guarantee shall be interpreted and construed as if such term, condition or provision, to the extent the same shall have been held invalid, illegal, or unenforceable, had never been contained herein.

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                  (c) This Guarantee shall be governed by, and construed in
accordance with, the laws of the State of Michigan (the "State"), notwithstanding the fact that one or more counterparts hereof may be executed outside of the State, or one or more of the obligations of the Guarantor hereunder are to be performed outside of the State. Guarantor consents to in personam jurisdiction before the state and federal courts of the State and agrees that all disputes concerning this Guarantee shall be heard in the state and federal courts located in the State. Guarantors agree that service of process may be effected upon it under any method permissible under the laws of the State and irrevocably waives any objection to venue in the state and federal courts of the State.

                  (d) In the event that any party to this Guarantee shall commence any suit, action, arbitration or other proceeding to interpret this Guarantee, or determine or enforce any right or obligation created hereby, the prevailing party in such action shall recover such party's actual costs and expenses reasonably incurred in connection therewith, including attorneys' fees and costs of appeal and post-judgment enforcement proceedings, if any. Any court, arbitrator or panel or arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such judgment or award such party's costs and expenses as provided in this paragraph.

                  (e) Guarantors represent that they have been represented and advised by counsel in connection with the execution of this Guarantee. Guarantors acknowledge receipt of a copy of the Indiana Returned Facility Note, and further represent that Guarantors have been advised by counsel with respect thereto. This Guarantee shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against either party, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

                  (f) Except as provided in any other written agreement now or at any time hereafter in force between Omega and Guarantors, this Guarantee shall constitute the entire agreement of Guarantors with Omega with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Omega unless expressed herein.

                  (g) All capitalized terms used herein and not defined herein shall have the meaning for such terms set forth in the Indiana Returned Facility Note.

                             SIGNATURE PAGES FOLLOW

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         IN WITNESS WHEREOF, the undersigned have executed this Indiana Returned
Facility Note Guarantee as of the date first written above.


                                        RAINTREE HEALTHCARE CORPORATION,
                                        a Delaware corporation


                                        By:    _________________________________


                                        Name:  _________________________________


                                        Title: _________________________________




                                        BRITWILL HEALTHCARE COMPANY,
                                        a Delaware corporation



                                        By:    _________________________________


                                        Name:  _________________________________


                                        Title: _________________________________


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